SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):            November 2, 2004

INTERFACE, INC.
(Exact name of Registrant as Specified in its Charter)

Georgia	000-12016	58-1451243
(State or other Jurisdiction of incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2859 Paces Ferry Road, Suite 2000 Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (770) 437-6800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01      REGULATION FD DISCLOSURE.

As previously announced, on October 27, 2004, Interface, Inc. committed to a plan to exit its owned Re:Source dealer businesses, which are part of a broader network of owned and aligned dealers that sell and install floorcovering products.  On that same date, the Company issued a press release reporting its financial results for the third quarter of 2004.  As required by GAAP, the Company reported the results of operations for its owned Re:Source dealer businesses as “discontinued operations.”  The press release, which was furnished on a previous Form 8-K, also included a table entitled “Consolidated Condensed Segment Reporting”, which contained certain financial information (specifically, net sales and operating income) about the Company’s continuing business segments for the third quarter and 2004 year-to-date, along with the comparable periods for fiscal year 2003.

Exhibit 99.1, attached hereto and incorporated herein by reference, contains such data for certain other time periods that is being furnished by the Company to certain persons who requested that information in order to facilitate their respective internal analyses about the Company’s performance.  The portion of the information reflected in Exhibit 99.1 relating to such other time periods is not required under applicable SEC rules, and the Company is not otherwise required to disclose the information unless it is considered to be material.  Whether or not that information is properly considered to be material, the Company believes it is appropriate to make the information available generally to all persons who might consider it to be useful for their respective purposes.

The information set forth in this Item 7.01, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)           Financial Statements of Businesses Acquired.

None.

(b)          Pro Forma Financial Information.

None.

(c)          Exhibits.

Exhibit No.	Description
99.1	Table containing certain financial information of Interface, Inc. (furnished pursuant to Item 7.01 of this Report).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERFACE, INC.
By:	/s/ Patrick C. Lynch Patrick C. Lynch Vice President and Chief Financial Officer
Date: November 2, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Table containing certain financial information of Interface, Inc. (furnished pursuant to Item 7.01 of this Report).